                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                             Cheviot Financial Corp.
--------------------------------------------------------------------------------


                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)     Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

      (2)     Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      (4)     Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

      (5)     Total fee paid:

--------------------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount Previously Paid:

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     (2)     Form, Schedule or Registration Statement No.:

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     (3)     Filing Party:

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     (4)     Date Filed:

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






March 26, 2005


Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Cheviot Financial Corp. (the "Company"). The Annual Meeting will be held at Cheviot Savings Bank, 3723 Glenmore Avenue, Cheviot, Ohio 45211 at 3:00 p.m. (local time) on April 26, 2005.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted.

The Annual Meeting is being held so that shareholders will be given an opportunity to elect directors, ratify the selection of Grant Thornton LLP as the Company's independent auditor's and approve the 2005 Stock-Based Incentive Plan.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its shareholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" the proposals presented at the Annual Meeting.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,

/s/ Thomas J. Linneman

Thomas J. Linneman
President and Chief Executive Officer

                             CHEVIOT FINANCIAL CORP.
                              3723 GLENMORE AVENUE
                               CHEVIOT, OHIO 45211


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held On April 26, 2005

To Our Shareholders:

        The Annual Meeting of Shareholders of Cheviot Financial Corp. (the "Company") will be held on Tuesday, April 26, 2005, at 3:00 p.m. Eastern Time at Cheviot Savings Bank, 3723 Glenmore Avenue, Cheviot, Ohio 45211, for the following purposes:

        1.      To elect two directors each to serve a three-year term;

        2. To ratify the selection of Grant Thornton LLP as the Company's independent auditors;

        3.      To approve the 2005 Stock-Based Incentive Plan; and

        4. To consider any other matters that may properly come before the meeting or any adjournments or postponements of the meeting.

        The Board of Directors has established the close of business on March 15, 2005 as the record date (the "Record Date") for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. Only shareholders of record at the close of business on the Record Date are entitled to vote on matters to be presented at the Annual Meeting.

        YOUR VOTE IS IMPORTANT. PLEASE READ THE ENCLOSED MATERIAL AND VOTE YOUR SHARES. YOU CAN VOTE BY MAILING YOUR COMPLETED AND SIGNED PROXY OR VOTING INSTRUCTION CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU ARE THE SHAREHOLDER OF RECORD FOR YOUR SHARES, YOU CAN ALSO VOTE AT THE ANNUAL MEETING.

        Your prompt response will help reduce proxy costs and will help you avoid receiving follow-up telephone calls or mailings.

        We have enclosed the Proxy Statement with this notice of the Annual Meeting.

                                        By Order of the Board of Directors

                                        /s/ James E. Williamson

                                        James E. Williamson
                                        Executive Secretary

March 26, 2005

--------------------------------------------------------------------------------
IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITH THE UNITED STATES.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                            PAGE

PROXY STATEMENT................................................................1
PROPOSAL 1 - ELECTION OF DIRECTORS.............................................3
PROPOSAL 2 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR................13
PROPOSAL 3 -- APPROVAL OF 2005 STOCK-BASED INCENTIVE PLAN.....................14
STOCK PERFORMANCE GRAPH.......................................................16
OTHER MATTERS.................................................................18

2005 STOCK-BASED INCENTIVE PLAN .......................................Exhibit A

                                 PROXY STATEMENT
                                       OF
                             CHEVIOT FINANCIAL CORP.
                              3723 GLENMORE AVENUE
                               CHEVIOT, OHIO 45211

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 26, 2005
--------------------------------------------------------------------------------

        This Proxy Statement and the accompanying proxy or voting instruction card are furnished to the shareholders of Cheviot Financial Corp. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Tuesday, April 26, 2005, at 3:00 p.m. Eastern Daylight Savings Time at Cheviot Savings Bank, 3723 Glenmore Avenue, Cheviot, Ohio 45211. The Notice of Annual Meeting of Shareholders, this Proxy Statement, the accompanying proxy or voting instruction card, and the Annual Report to Shareholders of the Company for the year ended December 31, 2004 are first being mailed on or about March 26, 2005 to the Company's shareholders of record on March 15, 2005 (the "Record Date").

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

        A shareholder who delivers a signed proxy pursuant to this solicitation may revoke it at any time before it is exercised by (i) executing and delivering a later dated proxy card to the President of the Company prior to the Annual Meeting, (ii) delivering written notice of revocation of the proxy to the President of the Company prior to the Annual Meeting, or (iii) attending and voting in person at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Proxies will be voted as instructed by the shareholder or shareholders granting the proxy. Unless contrary instructions are specified, if the enclosed proxy is executed and returned (and not revoked) prior to the Annual Meeting, the shares of common stock, $0.01 par value per share (the "Common Stock"), of the Company represented thereby will be voted: (1) FOR the election of the two directors nominated by the Board of Directors; (2) FOR the ratification of the selection of independent auditor for fiscal year 2005; (3) FOR the approval of the 2005 Stock-Based Incentive Plan; and (4) in accordance with the best judgment of the named proxies on any other matters properly brought before the Annual Meeting.

        The Company is the parent company of Cheviot Savings Bank (the "Bank"). The Company is the majority-owned subsidiary of Cheviot Mutual Holding Company ("Cheviot Mutual"). Since Cheviot Mutual owns 55.0% of the Company's outstanding shares of Common Stock, the votes cast by Cheviot Mutual will be determinative in the voting on Proposal 1 (election of directors) and Proposal 2 (ratification of selection of independent auditors).

        The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and "broker non-votes" (shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. The two nominees for election to the Board of Directors who receive the greatest number of affirmative votes cast at the Annual Meeting will be elected as directors. Approval of the ratification of auditors requires that the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the proposal. The approval of the 2005 Stock-Based Incentive Plan requires the affirmative vote of (a) a majority of the votes eligible to be cast at the Annual Meeting, and (b) a majority of the votes cast at the annual meeting by shareholders other than Cheviot Mutual. Abstentions and broker non-votes will not be counted as votes cast in the election of nominees for director or other proposals. Proxies and ballots will be received and tabulated by The Registrar and Transfer Company, the Company's transfer agent for the Annual Meeting.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

        As of the Record Date, the Company had 9,918,751 shares of Common Stock issued and outstanding of which Cheviot Mutual owns 5,455,313 shares. As provided in the Charter of the Company, for a period of five years from January 5, 2004, the date of the completion of the Company's stock offering, no person, except Cheviot Mutual, is permitted to beneficially own in excess of 10% of the Company's outstanding Common Stock (the "Limit"), and any shares acquired in violation of this Limit are not entitled to any vote. A person or entity is deemed to own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity.

        The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. Proxies will be solicited by mail and may also be solicited by directors, officers and other employees of the Company, without additional remuneration, in person or by telephone or facsimile transmission. The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock as of the Record Date and will reimburse such persons for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by completing and returning the enclosed proxy card will help to avoid additional expense.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of Common Stock as of the Record Date by (i) each beneficial owner of more than five percent (5%) of such outstanding stock, (ii) each director and each executive officer, and (iii) all directors and executive officers of the Company as a group. Except as otherwise noted, the beneficial owners, directors and executive officers listed have sole voting and investment power with respect to shares beneficially owned by them.

                           NAME AND ADDRESS OF                            AMOUNT AND NATURE OF
                           BENEFICIAL OWNER(1)                            BENEFICIAL OWNERSHIP       PERCENT OF CLASS(2)
Cheviot Mutual Holding Company ......................................          5,455,313                    55.0%

Cheviot Financial Corp. Employee Stock Ownership Plan (the "ESOP")...            357,075(3)                  3.6%

Gerhard H. Hillmann .................................................                  -                     *
Edward L. Kleemeier .................................................             11,428(4)                  *
Thomas J. Linneman ..................................................             28,659(5)                  *
John T. Smith .......................................................             15,000(6)                  *
Robert L. Thomas ....................................................             10,200                     *
James E. Williamson .................................................              7,299(7)                  *
Kevin M. Kappa ......................................................             23,138(8)                  *
Jeffrey J. Lenzer  ..................................................             11,055(9)                  *
Scott T. Smith.......................................................             26,822(10)                 *
All Directors and Executive Officers as a Group (9 persons)..........            133,601(11)                 1.3%

------------------------------
*       Indicates beneficial ownership of less than 1%.
(1) The address of all persons listed is: c/o Cheviot Financial Corp., 3723 Glenmore Avenue, Cheviot, Ohio 45211.
(2) Based on 9,918,751 shares of Common Stock outstanding on March 15, 2005. As of that date, no options were issued or outstanding.
(3) These shares are held in a suspense account and are allocated among participants annually on the basis of compensation as the ESOP debt is repaid. As of the Record Date, 35,708 shares have been allocated to ESOP participants. Messrs. Thomas J. Linneman and Scott T. Smith have been appointed to serve as ESOP Administrator for the ESOP. First Bankers Trust is the ESOP Trustee. The ESOP Committee directs the vote of all unallocated shares and shares allocated to participants if timely voting directions are not received for such shares. Messrs. Linneman and Smith disclaim beneficial ownership for share voted by the ESOP Committee.
(4) These shares include 1,428 shares of Common Stock owned by jointly Mr. Kleemeier's spouse and a third person for which he does not have voting or investment power and disclaims beneficial ownership.
(5) These shares include 12,500 shares of Common Stock owned by Mr. Linneman's spouse for which he does not have voting or investment power and disclaims beneficial ownership and 3,659 ESOP shares over which Mr. Linneman has shared voting power, but no investment power.
(6) These shares include (a) 2,500 shares of Common Stock owned by Mr. Smith's spouse for which he does not have voting or
                                              (Footnotes continued on next page)
        investment power and disclaims beneficial ownership and (b) 12,500 shares of Common Stock held for the benefit of Mr. Smith under the Hawkstone Retirement Plan.
(7) These shares include 877 shares of Common Stock owned by Mr. Williamson's spouse for which he does not have voting or investment power.
(8) These shares include (a) 8,385 shares of Common Stock owned by Mr. Kappa's spouse for which he does not have voting or investment power and disclaims beneficial ownership and (b) 2,640 shares of Common Stock allocated to Mr. Kappa's account under the Cheviot Savings Bank 401(k) Retirement Savings Plan and (c) 2,253 ESOP shares.
(9) These shares include 4,402 shares of Common Stock owned by Mr. Lenzer's spouse for which he does not have voting or investment power and disclaims beneficial ownership and 2,251 ESOP shares.
(10) These shares include 11,750 shares of Common Stock owned by Mr. Smith's spouse for which he does not have voting or investment power, 1,500 shares owned by Mr. Smith's children and 1,822 ESOP shares.
(11) These shares include shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership. In the aggregate, the directors and executive officers of the Company disclaim beneficial ownership of and do not have voting or investment power for 43,342 of the shares.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

        The Company's Charter requires that the Board of Directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of six members. Two directors will be elected at the Annual Meeting, each to serve for a three-year term expiring in 2008 and until their successors have been elected and qualified.

        The Board has nominated John T. Smith and Robert Thomas, each of whom is an incumbent director, as directors, to serve until the 2008 Annual Meeting of Shareholders. Information regarding the business experience of each nominee as well as each of the other directors is provided below.

        Unless otherwise directed, the persons named in the proxy intend to vote all proxies FOR the election of Messrs. Smith and Thomas to the Board of Directors. The nominees have consented to serve as directors of the Company if elected. If, at the time of the Annual Meeting, any of the nominees is unable or declines to serve as a director, the discretionary authority provided in the enclosed proxy will be exercised to vote for a substitute candidate designated by the Board of Directors. The Board of Directors has no reason to believe any of the nominees will be unable or will decline to serve as a director.

        Each director, including the director nominees, who was a director of the Bank on the Reorganization Date continued to serve as a director of the Bank and became a director of each of the Company and Cheviot Mutual as of the Reorganization Date.

DIRECTOR NOMINEES
(TERMS EXPIRE AT THE 2005 ANNUAL MEETING OF SHAREHOLDERS)

        JOHN T. SMITH, 60, is the Secretary/Treasurer of Hawkstone Associates, Inc. dba Triumph Energy Corp., a gasoline wholesaler and retailer. Mr. Smith is the father of Scott T. Smith, the Chief Financial Officer of the Company, Cheviot Mutual and the Bank. Mr. Smith has served as a director of the Bank since 1995.

        ROBERT THOMAS, 62, is the owner/operator of R&R Quality Meats & Catering in Cheviot, Ohio. Mr. Thomas has served as a director of the Bank since 1989.

DIRECTORS NOT STANDING FOR ELECTION
(TERMS EXPIRE AT THE 2006 ANNUAL MEETING OF SHAREHOLDERS)

        GERHARD H. HILLMANN, 69, is the retired Manager of Field Operations for Fletcher Homes, a Cincinnati, Ohio area home builder. Mr. Hillmann has served as a director of the Bank since 1994.

        THOMAS J. LINNEMAN, 51, is the President and Chief Executive Officer of the Company and Cheviot Mutual since the Reorganization Date and of the Bank since 1998. Mr. Linneman has served as a director of the Bank since 1998.

(TERMS EXPIRE AT THE 2007 ANNUAL MEETING OF SHAREHOLDERS)

        EDWARD L. KLEEMEIER, 70, is a retired District Fire Chief for the City of Cincinnati, Ohio. Mr. Kleemeier has served as a director of the Bank since 1978.

        JAMES E. WILLIAMSON, 60, is the District Administrator (Director) of Oak Hills Local School District in Cincinnati, Ohio since 2000. Mr. Williamson was a high school principal in Cincinnati, Ohio from 1989-2000. Mr. Williamson also serves as the Executive Secretary of Cheviot Mutual and the Company. Mr. Williamson has served as a director of the Bank since 1997.

        THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF MESSRS. SMITH AND THOMAS TO THE BOARD OF DIRECTORS.

BOARD STRUCTURE AND COMPENSATION

        The Company qualifies as a "controlled company" under NASDAQ Marketplace Rules because more than 50% of our voting power is held by Cheviot Mutual. Therefore, the Company is exempt from the NASDAQ Marketplace Rules requiring (a) the Company to have a majority of independent directors on the Board, (b) any compensation committee and nominating committee to be composed solely of independent directors, (c) the compensation of executive officers being determined by a majority of the independent directors or a compensation committee composed solely of independent directors, and (d) the election or recommendation of director nominees for the Board's selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors.

AFFIRMATIVE DETERMINATIONS REGARDING DIRECTOR INDEPENDENCE AND OTHER MATTERS

        Based on information supplied to it by the directors, the Board of Directors has determined each of the following directors to be an "independent director" as such term is defined in the NASDAQ Marketplace Rules:

        Gerhard H. Hillmann             Robert Thomas
        Edward L. Kleemeier             James E. Williamson

        In this proxy statement these four directors are referred to individually as an "Independent Director" and collectively as the "Independent Directors." The Independent Directors constitute a majority of the Board of Directors. Although Mr. Smith is not an employee of the Company or any of its affiliates, Mr. Smith is determined not to be independent because of a family relationship; Mr. Smith is the father of Scott T. Smith, the Chief Financial Officer of the Company, Cheviot Mutual and the Bank.

        The Board of Directors has also determined that each member of the Audit Committee of the Board meets the independence requirements applicable to that committee prescribed by the NASDAQ Marketplace Rules, the Securities and Exchange Commission ("SEC") and the Internal Revenue Service.

COMPENSATION OF DIRECTORS

        The Board of the Company, Cheviot Mutual and the Bank are comprised of the same persons. To date, the Bank has compensated its directors for their services. The Company has not paid any additional compensation to the directors for this service, though it may choose to do so in the future.

        COMPENSATION OF NON-EMPLOYEE DIRECTORS. During the year ended December 31, 2004, directors received a $14,000 annual retainer for board membership (on the Bank) and an additional $3,000 retainer for membership on a committee.

        COMPENSATION OF DIRECTORS WHO ARE ALSO EMPLOYEES. During the year ended December 31, 2004, Mr. Linneman, the only director who is also an employee of the Company or the Bank, received $14,000 in compensation for board membership (on the Bank). Mr. Linneman did not receive any compensation for committee membership.

        DIRECTORS DEFERRED COMPENSATION PLAN. The Bank adopted, effective March 31, 2003, a directors deferred compensation plan as an additional benefit to its directors. Each person who was a member of the board on March 31, 2003 became a participant in the plan on such date. Any subsequent member of the board shall become a participant in the plan only if he or she is a member of the board of directors on the last day of the first plan year that ends after the date on which he or she completes ten years of service, which date is designated as his or her participation date in the plan. After becoming a participant under the plan, a person remains a participant until the entire balance of his or her account under the plan has been paid or forfeited under the terms of the plan.

        The plan provides for the payment of benefits to the Bank's directors upon termination of service with the Bank and vesting in the compensation plan after ten years of service. The deferred compensation liability reflects the current value of the plan obligation based on a present value of providing a sum certain of $11,400 per year to each participant for ten years after retirement. The present value was determined using an interest rate of 7.00% and the relative time to retirement for each participant. The Bank recorded expense of approximately $19,959 for the directors deferred compensation plan for the year ended December 31, 2004.

        A participant shall forfeit the entire balance of his or her account and any right to future payment of a plan benefit if he or she violates certain standards of conduct as set forth in the plan.

BOARD AND COMMITTEE MEETINGS

        The Board of Directors of the Company currently has six directors and the following two committees: (1) Audit Committee and (2) Nominating Committee. The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in the day-to-day operating details. Directors are kept informed of the Company's business by various reports and documents sent to them, as well as by operating and financial reports presented at Board and Committee meetings by the Chief Executive Officer and other officers.

        The directors of the Company also serve as the Board of Directors for the Bank and did so prior to the Reorganization Date. For the year ended December 31, 2004 the Board of Directors held 26 regular and one special meeting. No director attended fewer than 75 percent of the total meetings of the Board of Directors of the Company and committees on which such director served.

        AUDIT COMMITTEE. The Audit Committee consists of three of the Independent Directors, Messrs. Hillmann, Thomas and Williamson. The committee engages and dismisses the Company's independent auditors, oversees the Company's financial reporting process, evaluates the adequacy of the Company's internal controls, reviews the Company's compliance with federal, state and local laws and regulations, and monitors the legal and ethical conduct of Company management and employees. In addition, the committee reviews the Company's financial affairs, including its capital structure, borrowing limits, financing of corporate acquisitions and the performance of its benefit plans. The Audit Committee membership meets the audit committee composition requirements of the NASDAQ Marketplace Rules. The Board of Directors has determined that, at the present time, it does not have an audit committee financial expert serving on the audit committee because none of the present committee members meet the criteria set forth in the SEC rules necessary to qualify as a financial expert. The Audit Committee also serves as the audit committee for the board of directors of the Bank.

        The Audit Committee of the Company has met 9 times since the Reorganization Date and the audit committee for the Bank met 4 times in 2003. Pursuant to applicable regulations, the Audit Committee has adopted a written charter.

        NOMINATING COMMITTEE. The Nominating Committee consists of the entire Board of Directors, as required by the Company's Bylaws, including both independent and non-independent directors. As a "controlled company," the Company is not required to have the Nominating Committee comprised solely of the Independent Directors. The committee recommends nominees for the election of directors and officers, monitors the performance of the other Board committees, and informs the Board of shareholder concerns. The Nominating Committee does not operate under a formal written charter. The Company does not pay any third party a fee to assist it in identifying and evaluating potential nominees. The Nominating Committee of the Company met one time during 2004.

        "COMPENSATION COMMITTEE." The Company's Board of Directors does not have a Compensation Committee because the Company does not independently compensate its executive officers, directors or employees. These persons are compensated by the Bank. As a "controlled company," the Company is not required to adhere to the NASDAQ Marketplace Rules with respect to the Board's determination of the compensation of officers.

        OTHER BOARD COMMITTEES OF THE BANK. In addition to the committees of the Board of the Company, the board of directors of the Bank also maintains a loan committee and a compensation committee. The loan committee has the principal responsibility of approving certain loans to be provided by the Bank in its ordinary course of business. Since the Company does not independently compensate its executive officers, directors or employees, the compensation committee has the principal responsibility for setting and reviewing the compensation benefits provided to officers and employees of the Bank, who are also employees of the Company.

EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS

        The non-management directors of the Company will meet in executive session without management present from time to time as deemed necessary by the non-management directors, but at least two times per year. Shareholders or other interested parties may communicate with the presiding director or to the non-management directors as a group.

THE DIRECTOR NOMINATIONS PROCESS

        The purpose of the Nominating Committee is to consider both management and shareholder recommended candidates for possible inclusion in the Company's recommended slate of director nominees (the "Candidates").

        MINIMUM CRITERIA FOR CANDIDATES. At a minimum, each Candidate must (a) agree to accept the nomination for Board candidacy, (b) meet the standards of independence established by NASDAQ, and (c) meet all other applicable laws, rules, and regulations related to service as a Director of the Company.

        DESIRABLE QUALITIES AND SKILLS. In addition, the Nominating Committee will consider the following skills and characteristics of Candidates: (a) judgment, (b) diversity, (c) experience, (d) skills, (e) accountability and integrity, (f) financial literacy, (g) industry knowledge, (h) other board appointments, and (i) independence. In addition, in determining whether an incumbent director should stand for re-election, the Nominating Committee will consider the director's attendance at meetings, achievement of satisfactory performance and other matters determined by the Board.

        INTERNAL PROCESS FOR IDENTIFYING CANDIDATES. On a periodic basis, the Nominating Committee solicits ideas for possible Candidates from a number of sources - members of the Board; senior level Company executives; individuals personally known to the members of the Board; and research, including database and Internet searches.

        GENERAL NOMINATION RIGHT OF ALL SHAREHOLDERS. Any shareholder of the Company may nominate one or more persons for election as a director of the Company at an annual meeting of shareholders if the shareholder complies with the notice, information and consent provisions contained in the Company's Bylaws. The Company has an advance notice bylaw provision. In order for the director nomination to be timely, a shareholder's notice to the Company's Executive Secretary must be delivered to the Company's principal executive offices not less than 30 days nor more than 60 days prior to the date of the Company's next annual meeting. If a shareholder provides timely notice as described above, in accordance with Company's Bylaws, the Candidate may be voted upon in the election of directors at the annual meeting and the Candidate's name will be included on the ballot for election. If a shareholder fails to provide timely notice, but still provides written notice to the Company's Executive Secretary at least five days prior to the annual meeting, the Candidate will be added to the ballots provided at the annual meeting, but will not be included on any proxy cards delivered by the Company. Further, the persons named in the proxy cards will be permitted to exercise discretionary voting authority with respect to any Candidate submitted by a shareholder less than 30 days before the date of the annual meeting.

        A shareholder entitled to vote may propose a Candidate from the floor at the annual meeting itself only if the Nominating Committee has failed to nominate a slate of candidates at least 20 days before the date of the annual meeting. If the Nominating Committee recommends a slate of Candidates at least 20 days before the date of the annual meeting, no votes will be allowed for Candidates who are proposed from the floor during the annual meeting.

        EVALUATION OF CANDIDATES. The Nominating Committee will consider all Candidates identified through the processes described above and will evaluate each of them, including incumbents, based on the same criteria. If, based on the Nominating Committee's initial evaluation, a Candidate continues to be of interest to the Nominating Committee, a member of the Nominating Committee will interview the Candidate and communicate such member's evaluation to the other Nominating Committee members. Later reviews will be conducted by other members of the Nominating Committee and the executive officers of the Company. Ultimately, background and reference checks will be conducted and the Nominating Committee will meet to finalize its list of recommended Candidates for the Board's consideration.

        TIMING OF THE IDENTIFICATION AND EVALUATION PROCESS. The Company's fiscal year ends on December 31. The Nominating Committee usually meets in February or March to consider and determine, among other things, Candidates to be included in the Company's recommended slate of director nominees for election by shareholders at the annual meeting.

AUDIT COMMITTEE REPORT

        During 2004, Messrs. Hillmann, Thomas and Williamson served on the Audit Committee of the Bank and have served on the Audit Committee of the Company since the Reorganization Date, with Mr. Williamson serving as Chair. The Audit Committee operates pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and the NASD. The Audit Committee is responsible for overseeing the Company's accounting and financial reporting processes, including the quarterly review and the annual audit of the Company's consolidated financial statements by Grant Thornton LLP ("Grant Thornton"), the independent auditor of the Company and the Bank. As part of fulfilling its responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2004 with management and Grant Thornton and discussed those matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, with Grant Thornton. The Audit Committee received the written disclosures and the letter required by Independent Standards Board Statement No. 1 (Independence Discussions with Audit Committee) from Grant Thornton and discussed that firm's independence with representatives of the firm.

        Based upon the Audit Committee's review of the audited consolidated financial statements and its discussions with management, the internal audit function and the independent auditor of the Company and the Bank, the Audit Committee recommended that the Board of Directors include the audited financial statements of the Bank for the period ended December 31, 2004 in the Annual Report to Shareholders for the Company.

                             Respectfully submitted,

                               Gerhard H. Hillmann
                                  Robert Thomas
                               James E. Williamson

"COMPENSATION COMMITTEE" REPORT

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Board of Directors of the Company does not have a separate compensation committee. The members of the Compensation Committee of the Bank are directors Thomas J. Linneman, John T. Smith and Edward L. Kleemeier, and Mr. Kleemeier is independent. The committee is responsible for reviewing all compensation matters related to non-executive positions and executive positions. The Compensation Committee met twice during the year ended December 31, 2004.

REPORT OF THE EXECUTIVE COMPENSATION AND BENEFITS COMMITTEE

        Under rules established by the SEC, the Company is required to provide certain data and information regarding the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

        The Compensation Committee is delegated the responsibility of assuring that the compensation of the Chief Executive Officer and other executive officers is consistent with the compensation strategy, competitive practices, the performance of the Bank, and the requirements of appropriate regulatory agencies. Independent directors sit on the Compensation Committee and participate in executive compensation decision-making.

        The primary goal of the Compensation Committee is to provide an adequate level of compensation and benefits in order to attract and retain key executives. The performance of each officer is reviewed annually to determine his or her contribution to the overall success of the Bank. The Board of Directors determines the raises and bonuses of executive officers. Thomas J. Linneman is not present at the portion of the Board Meeting relating to the review of executive salaries.

        Compensation of senior management is reviewed annually. In general, the purpose of the annual compensation review is to ensure that base salary levels are competitive with financial institutions similar in size, geographic market and business profile in order to attract and retain persons of high quality. In this regard, the Compensation Committee considers information received from America's Community Bankers compensation analysis regarding executive compensation, and information regarding the average salary increases and bonuses paid by other financial institutions. In addition, the Compensation Committee considers each executive officer's contribution to the Association when making its decision.

        The Board of Directors approved a base salary for the Chief Executive Officer of $160,707 for 2004, which represented an increase from the Chief Executive Officer's base salary of $155,272 in 2003. The 2004 base salary was based upon the Chief Executive Officer's performance and industry standards.

          This report has been provided by the Compensation Committee:

                     Directors Smith, Linneman and Kleemeier

INDEPENDENT AUDITOR FEES

        The following table sets forth the aggregate fees billed to the Company (or the Bank) for the years ended December 31, 2003 and 2004 by Grant Thornton:

                                                             2003              2004
                                                             ----              ----
            Audit Fees............................       $    34,500       $    38,000
            All Other Fees:
              Audit Related Fees..................            34,300            19,905
              Tax Fees............................             8,100             3,100
              Stock Offering Related Fees.........           133,400             5,100
                                                         -----------       -----------

                Total All Other Fees..............       $   175,800       $    28,105

        AUDIT-RELATED FEES consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the financial statements of the Bank and the Company. This category includes fees related to audit and attest services not required by statute or regulations, due diligence related to mergers, acquisitions and investments, and consultations concerning financial accounting and reporting standards.

        TAX FEES consist of fees for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, return preparation, tax audits and customs and duties.

        STOCK OFFERING RELATED FEES consist of fees for professional services provided in connection with the initial public offering of the Company's Common Stock arising out of the reorganization of the Bank from mutual to stock form. These services include assistance regarding the preparation of pro-forma financial statements and registration statement disclosures and the provision of tax advice.

        The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Grant Thornton and has concluded that it is.

        For the fiscal year 2005, the Audit Committee has selected Grant Thornton as its principal outside accountant.

        Representatives of Grant Thornton are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

        PRE-APPROVAL POLICIES AND PROCEDURES. In accordance with rules adopted by the SEC in order to implement requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee's charter, all audit and audit-related services and all permitted non-audit work performed by the independent accountants, Grant Thornton, must be pre-approved by the Audit Committee, including the proposed fees for such work. The Audit Committee has adopted policies and procedures pursuant to which audit, audit-related and tax services, and all permissible non-audit services, are pre-approved, and is informed of each service actually rendered that was approved through its pre-approval process.

CODE OF BUSINESS CONDUCT AND ETHICS

        The Company has adopted a Code of Business Conduct and Ethics (the "Code of Ethics") that applies to the Company's directors, executive officers and employees, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or other persons performing similar functions. The Code of Ethics requires the Company's directors, executive officers and employees to avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. Under the terms of the Code of Ethics, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

                           SUMMARY COMPENSATION TABLE

        The following table shows the compensation of the Chief Executive Officer and certain other highly compensated executive officers of the Company or any of its subsidiaries for services to the Company or any of its subsidiaries during the year ended December 31, 2004, the fiscal period from April 1, 2003 to December 31, 2003, as well as their compensation for the 2002 fiscal year ended March 31, 2003. No other officer received total annual salary and bonus in excess of $100,000 during the reporting period.

====================================================================================================================================
                                                    SUMMARY COMPENSATION TABLE
====================================================================================================================================
                           ANNUAL COMPENSATION(2)                                           LONG-TERM
                                                                                       COMPENSATION AWARDS
------------------------------------------------------------------------------ ------------------------------------ ----------------
                                                                   OTHER
                          YEAR ENDED                               ANNUAL       RESTRICTED     OPTIONS/                ALL OTHER
NAME AND                   DECEMBER      SALARY       BONUS     COMPENSATION       STOCK         SARs                 COMPENSATION
PRINCIPAL POSITION          31,(1)         ($)         ($)          ($)(2)      AWARD(S) ($)      (#)       PAYOUTS        ($)
----------------------- -------------- ----------- ----------- --------------- ------------- ------------- -------- ----------------
Thomas J. Linneman,          2004       $  163,403  $   46,615     $       --          --             --         --   $   31,008(3)
President and Chief          2003          116,454          --             --          --             --         --       13,994(3)
Executive Officer            2002          153,271      44,793             --          --             --         --       32,777(3)
----------------------- -------------- ----------- ----------- --------------- ------------- ------------- -------- ----------------
Kevin M. Kappa,              2004       $   98,010  $   27,966     $       --          --             --         --   $    9,689(4)
Vice President--             2003           69,849          --             --          --             --         --        2,095(4)
Compliance                   2002           93,109      26,184             --          --             --         --        8,155(4)
of the Bank
----------------------- -------------- ----------- ----------- --------------- ------------- ------------- -------- ----------------
Jeffrey J. Lenzer,           2004       $   98,010  $   27,939     $       --          --             --         --   $    9,678(5)
Vice President--             2003           69,849          --             --          --             --         --        2,095(5)
Lending of the Bank          2002           93,109      26,184             --          --             --         --        8,149(5)
----------------------- -------------- ----------- ----------- --------------- ------------- ------------- -------- ----------------
Scott T. Smith,              2004       $   84,213  $   17,809     $       --          --             --         --   $    7,326(6)
Chief Financial              2003           60,021          --             --          --             --         --        1,653(6)
Officer of the Bank          2002           67,092      14,320             --          --             --         --        6,893(6)
======================= ============== =========== =========== =============== ============= ============= ======== ================

        --------------------------------
        (1) In connection with the reorganization of the Bank, in 2003 the Bank changed its fiscal year end from March 31 to December 31. The information reported in the above table for Year 2003 covers the stub fiscal period of the Bank from April 1, 2003 to December 31, 2003 and for the Year 2002 covers the fiscal year of the Bank from April 1, 2002 to March 31, 2003.
        (2) Does not include the value of perquisites and other personal benefits because the total amount of such compensation, if any, does not exceed the lesser of $50,000 or 10% of the total amount of the annual salary and bonus for the individual for the year.
        (3) The amounts shown include (i) matching contributions by the Bank to the Bank's 401(k) Plan on behalf of Mr. Linneman of $17,008, $3,494 and $14,577 for the year ended December 31, 2004, the fiscal stub period of 2003 and fiscal year 2002, respectively, and (ii) payment of annual retainers and bonuses for service as a director of $14,000, $10,500 and $18,200 for the for the year ended December 31, 2004, the fiscal stub period of 2003 and fiscal year 2002 fees, respectively.
        (4) The amounts shown include matching contributions by the Bank to the Bank's 401(k) Plan on behalf of Mr. Kappa of $9,689, $2,095 and $8,155 for the year ended December 31, 2004, for the fiscal stub period of 2003 and fiscal year 2002, respectively.
        (5) The amounts shown include matching contributions by the Bank to the Bank's 401(k) Plan on behalf of Mr. Lenzer of $9,678, $2,095 and $8,149 for the year ended December 31, 2004, the fiscal stub period of 2003 and fiscal year 2002, respectively.
        (6) The amounts shown include contributions by the Bank to the Bank's 401(k) Plan on behalf of Mr. Smith of $7,326, $1,653 and $6,893 for the year ended December 31, 2004, the fiscal stub period of 2003 and fiscal year 2002, respectively.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

        EMPLOYMENT AGREEMENT WITH MR. LINNEMAN. Effective January 5, 2004, the Bank entered into an employment agreement with Mr. Linneman which provided for the employment and retention of Mr. Linneman for a three-year term. Commencing on the first anniversary date of the employment agreement and continuing on each anniversary thereafter, the disinterested members of the board of directors of the Bank may extend the employment agreement an additional year such that the remaining term of the agreement shall be 36 months, unless Mr. Linneman elects not to extend the term by giving written notice to the board of directors. The employment agreement provides that the executive's base salary will be reviewed annually and may be increased but not decreased. The base salary that will be effective for such employment agreement will be $155,271. The Bank will also provide a bonus program to Mr. Linneman which will provide him with the opportunity to earn up to 50% of his base salary, on an annual basis, the amount of which shall be determined by specific performance standards and a formula to be agreed to by Mr. Linneman and the Bank's board of directors annually. Performance standards shall be measured on a calendar year, and no bonus shall be payable if Mr. Linneman is not employed on December 31 of the pertinent year. Mr. Linneman shall be entitled to participate in such life insurance, medical, dental, 401(k), profit-sharing and Stock-Based compensation plans and other programs and arrangements as may be approved from time to time by the Bank for the benefit of its employees. In addition, the Bank shall provide Mr. Linneman with a supplemental life insurance policy with a death benefit of not less than $200,000.

        Under the employment agreement, if Mr. Linneman dies, retires or is terminated "for cause" or if he voluntarily terminates his employment without good reason (as defined in the employment agreement), Mr. Linneman (or his estate) shall be entitled to receive the compensation due him through the last day of the calendar month in which his death, retirement or termination occurred. In the event of Mr. Linneman's disability, the Bank will pay him, as disability pay, pursuant to the long-term disability policy then in effect. Such payments shall be reduced by the amount of any short- or long-term disability benefits payable to him under any other disability programs sponsored by the Bank. In addition, during any period of his disability, he and his dependents shall, to the greatest extent possible, continue to be covered under all benefit plans including, without limitation, retirement plans and medical, dental and life insurance plans of the Bank on the same terms as if he were actively employed by the Bank.

        Under the employment agreement, if the employment of Mr. Linneman is terminated by the Bank without cause or Mr. Linneman terminates his employment with good reason (as defined in the employment agreement), Mr. Linneman would be entitled to a severance payment equal to the base salary (determined by reference to his base salary on the termination date) and bonuses (determined by reference to his average bonus over the three years preceding his termination date) that would otherwise have been payable over the remaining term of the agreement. Such amounts shall be paid in one lump sum within ten calendar days of such termination. In addition, Mr. Linneman shall, for the remaining term of the employment agreement, receive the benefits he would have received during the remaining term of the employment agreement under any retirement programs in which he participated prior to his termination and continue to participate in any benefit plans of the Bank that provide health (including medical and dental), life, or similar coverage upon terms no less favorable than the most favorable terms provided to senior executives of the Bank during such period.

        If, within the period ending two years after a change in control (as defined in the employment agreement), the Bank shall terminate Mr. Linneman's employment without good cause or Mr. Linneman terminates his employment with good reason, Cheviot Savings Bank shall, within ten calendar days of termination of his employment, make a lump sum cash payment to him equal to 2.99 times the executive's average annual compensation over the five most recently completed calendar years ending with the year immediately preceding the effective date of the change in control. In such event, Mr. Linneman shall for a 36-month period following his termination of employment continue to receive the benefits he would have received over such period under any retirement plans in which he participated prior to this termination and shall continue to participate in any benefit plans that provide health (including medical and dental), life or similar coverage upon terms no less favorable than the most favorable terms provided to senior executives during such period. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are required to pay a 20% excise tax on the amount of the payment in excess of the base amount, and the employer is not entitled to deduct such amount.

        Upon termination of Mr. Linneman for any reason, he must adhere to a two-year non-competition covenant.

        All reasonable costs and legal fees paid or incurred by Mr. Linneman in any dispute or question of interpretation relating to the employment agreement will be paid by the Bank, if Mr. Linneman is successful on the merits in a legal judgment, arbitration or settlement. The employment agreement also provides that the Bank will indemnify the executive for certain liabilities and expenses as provided therein.

        CHANGE-IN-CONTROL SEVERANCE AGREEMENTS WITH MESSRS. KAPPA AND LENZER. Effective January 5, 2004, the Bank entered into change in control severance agreements with each of Messrs. Lenzer and Kappa to provide benefits to each of them upon a change in control of either the Bank or the Company. Each severance agreement provides for a three-year term. Additionally, on or before each anniversary date of the effective date of the severance agreement, the term of the agreement may be extended for an additional one-year period beyond the then effective expiration date upon a determination and resolution of the board of directors that the performance of the employee has met the requirements and standards of the board and that the term of the agreement should be extended. Under the severance agreement, if a change in control of the Bank or the Company occurs, Messrs. Lenzer and Kappa, if terminated or if each terminates his employment upon the occurrence of certain events specified in the severance agreement within 12 months after any change in control, will be entitled to receive an amount equal to two times the prior calendar year's cash compensation paid to such executive by the Bank. Such sum will be paid at the option of the executive either in one lump sum not later than the date of such termination of employment or in periodic payments over the next 24 months after such termination of employment.

401(K) PLAN

        The Bank maintains the Cheviot Savings Bank 401(k) Retirement Savings Plan (the "401(k) Plan") which is a qualified, tax-exempt profit sharing plan with a salary deferral feature under Section 401(k) of the Code. Employees who have attained age 21 and have completed one year of employment are eligible to participate. Employees are entitled to enter the 401(k) Plan on the first January 1 or July 1 occurring after the employee becomes eligible to participate in the 401(k) Plan.

        Under the 401(k) Plan participants may elect to defer a percentage of their compensation each year instead of receiving that amount in cash equal to the lesser of (i) a maximum percentage of compensation as indicated in a notice received from the 401(k) Plan administrator or (ii) an indexed dollar amount set by the Internal Revenue Service, which is $13,000 for 2004. In addition, for participants that are age 50 or older by the end of any taxable year, the participant may elect to defer additional amounts (called "catch-up contributions") to the 401(k) Plan. The additional amounts may be deferred regardless of any other limitations on the amount that a participant may defer to the 401(k) Plan. The maximum "catch-up contribution" that a participant can make in 2004 is $3,000.

        Each plan year (a calendar year), the Bank will contribute to the 401(k) Plan the following amounts: (a) the total amount of the salary reduction a participant elected to defer; (b) in the discretion of the Bank, a matching contribution equal to a percentage of the amount of the salary reduction a participant elected to defer; and (c) an amount equal to 3% of a participant's plan compensation (generally the sum of a participant's Form W-2 wages and other compensation for the year plus a participant's before-tax contributions to the 401(k) Plan and any other benefit plans of the Bank, up to a legal limit (which is $205,000 for 2004)) for the year plus 3% of a participant's plan compensation for the year in excess of 50% of the Social Security Taxable Wage Base for old-age retirement benefits for the year ($43,950 for 2004) plus any additional amount that does not match a participant's salary reduction and that is determined by the Bank in its discretion.

        The 401(k) Plan permits employees to direct the investment of his or her own accounts into various investment options, including the opportunity to invest in a "Cheviot Financial Corp. Stock Fund." Each participant who directs the trustee to invest all or part of his or her account in the Cheviot Financial Corp. Stock Fund will have assets in his or her account applied to the purchase of shares of Common Stock. Participants will be entitled to direct the trustee as to how to vote his or her allocable shares of Common Stock.

        Plan benefits will be paid to each participant in the form of a single cash payment at normal retirement age unless earlier payment is selected. If a participant dies prior to receipt of the entire value of his or her 401(k) Plan accounts, payment will generally be made to the beneficiary in a single cash payment as soon as possible following the participant's death. Payment will be deferred if the participant had previously elected a later payment date. If the beneficiary is not the participant's spouse, payment will be made within one year of the date of death. If the spouse is the designated beneficiary, payment will be made no later than the date the participant would have attained age 70 1/2. Normal retirement age under the 401(k) Plan is age 65. Early retirement age is age 55.

EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST (THE "ESOP")

        In January 2004, the Company implemented the Cheviot Financial Corp. Employee Stock Ownership Plan in connection with the reorganization and stock offering. Employees who are at least 21 years old, who have at least one year of employment with the Bank or an affiliated corporation and who have completed at least 1,000 hours of service, are eligible to participate. As part of the reorganization and stock offering, the ESOP borrowed funds from the Company and used those funds to purchase 357,075 shares of Common Stock. Collateral for the loan is the

Common Stock purchased by the ESOP. The loan will be repaid principally from the participating employers' discretionary contributions to the ESOP over a period of up to 10 years. The loan bears interest at an annual percentage rate fixed at 4.0%. Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid.

        Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan 100% vested upon completion of five years of credited service. A participant's interest in his or her account under the plan also fully vest in the event of termination of service due to a participant's early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits are payable in the form of Common Stock and/or cash. Contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the ESOP cannot be estimated. Under generally accepted accounting principles, a participating employer will be required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account

EFFECT OF CHANGE IN CONTROL ON CERTAIN EXECUTIVE COMPENSATION PLANS

        In the event of a change in control, the ESOP will terminate and participants will become fully vested in their account balances, which will be paid to them.

CERTAIN TRANSACTIONS AND COMPENSATION ARRANGEMENTS

        The Bank's current policy is that no loans are to be extended to directors or executive officers of the Bank without the approval of the Bank's board of directors. Current directors, officers and employees are eligible for any type of credit offered by the Bank. Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees. Loans made to directors or executive officers, including any modification of such loans, must be approved by a majority of disinterested members of the board of directors. As of December 31, 2004, there were a total of 13 loans to directors/officers of the Bank with a total balance of approximately $1.2 million. The loans made to directors and executive officers were made in the ordinary course of business and did not involve more than a normal risk of collectibility. Any future loans made to any directors, executive officers, officers or employees of the Bank will be made under the same terms and conditions.

        Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits a company from extending credit, arranging for the extension of credit or renewing an extension of credit in the form of a personal loan to an officer or director of the Company. There are several exceptions to this general prohibition, including loans made by an FDIC insured depository institution that is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company's directors and officers comply with the Federal Reserve Act and the Federal Reserve Board's Regulation O and, therefore, are excepted from the prohibitions of Section 402.

--------------------------------------------------------------------------------
          PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR
--------------------------------------------------------------------------------

        The Audit Committee requests that shareholders ratify the Audit Committee's selection of Grant Thornton to serve as the Company's independent auditor for fiscal year ending December 31, 2005. Grant Thornton audited the consolidated financial statements of the Company for the year ended December 31, 2004, the fiscal stub period of April 1, 2003 to December 31, 2003 and for the fiscal year ended March 31, 2003. As noted herein, the Bank changed its fiscal year to correspond with that of the Company in connection with the reorganization of the Bank. Representatives of Grant Thornton will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to questions by shareholders.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON AS THE INDEPENDENT AUDITOR OF THE COMPANY.

--------------------------------------------------------------------------------
            PROPOSAL 3 - APPROVAL OF 2005 STOCK-BASED INCENTIVE PLAN
--------------------------------------------------------------------------------

        The Board of Directors has adopted, subject to stockholder approval, the 2005 Stock-Based Incentive Plan ("2005 Plan"), to provide officers, employees and directors of the Company or the Bank with additional incentives to share in the growth and performance of the Company. The following is a summary of the material features of the 2005 Plan, which is qualified in its entirety by reference to the provisions of the 2005 Plan attached hereto as Exhibit A.

GENERAL

        The 2005 Plan will remain in effect for a period of ten years following adoption by stockholders. The 2005 Plan authorizes the issuance of up to 680,426 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, reload options or restricted stock awards, provided that no more than 194,408 shares may be issued as restricted stock awards, and no more than 486,018 shares may be issued pursuant to exercise of stock options.

        The 2005 Plan will be administered by a committee (the "Committee) consisting of the Board of Directors which will include two or more disinterested directors of the Company who must be "non-employee directors," as such term is defined for purposes of Rule 16(b) of the Securities Exchange Act of 1934. The Committee has full and exclusive power within the limitations set forth in the 2005 Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the 2005 Plan's purposes; and interpreting and otherwise construing the 2005 Plan. The 2005 Plan also permits the Board of Directors or the Committee to delegate to one or more officers of the Company the Committee's power to (i) designate officers and employees who will receive awards, and (ii) determine the number of awards to be received by them. Each award shall be on such terms and conditions, consistent with the 2005 Plan and applicable Office of Thrift Supervision ("OTS") regulations, as the Committee administering the 2005 Plan may determine. Unless otherwise permitted by the OTS, the awards will vest no more rapidly than 20% per year over at least a five year period, the vesting of awards will not accelerate solely because of retirement. The Company has requested a waiver of the foregoing restrictions from the OTS, but there is no assurance that such waiver will be granted in whole or in part. In addition, no key employee will receive stock options or stock awards greater than 25% of those available under the 2005 Plan, no individual non-employee director may receive stock options or stock awards greater than 5% of these available under the 2005 Plan, and non-employee directors, in the aggregate, may not receive stock options or stock awards in excess of 30% of those available under the 2005 Plan. The 2005 Plan is consistent with OTS regulations. The OTS does not endorse or approve the Stock Option Plan in any manner.

ELIGIBILITY

        Employees and outside directors of the Company or its subsidiaries are eligible to receive awards under the 2005 Plan.

TYPES OF AWARDS

        The Committee may determine the type and terms and conditions of awards under the 2005 Plan. Awards may be granted in a combination of incentive and non-statutory stock options, reload options or restricted stock awards. Awards may include the following:

        STOCK OPTIONS. A stock option gives the recipient or "optionee" the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price shall not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the 2005 Plan means the average of the high and low quoted sales prices of the common stock on the Nasdaq Stock Market) on the day the option is granted or, if the common stock is not traded on the date of grant, the fair market value shall be determined by the Committee in good faith on an appropriate basis.

        Stock options are either "incentive" stock options or "non-qualified" stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or with stock of the Company which was owned by the participant for at least six months prior to delivery, or (ii) by reduction in the number of shares deliverable pursuant to the stock option, or
(iii) subject to a "cashless exercise" through a third party. Cash may be paid in lieu of any fractional shares under the 2005 Plan and generally no fewer than 100 shares may be purchased on exercise of an award unless the total number of shares available for purchase or exercise pursuant to an award is less than 100 shares. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

        RELOAD OPTIONS. Reload options entitle the holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the shares on the date the original option is exercised. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised. Reload options issued on the exercise of incentive stock options may be incentive stock options or non-statutory stock options.

        STOCK AWARDS. Stock awards under the 2005 Plan will be granted only in whole shares of common stock. Stock awards will be subject to conditions established by the Committee which are set forth in the award agreement. Any stock award granted under the 2005 Plan will be subject to vesting as determined by the Committee. Awards will be evidenced by agreements approved by the Committee which set forth the terms and conditions of each award.

        TRANSFERABILITY OF AWARDS. Generally, all awards, except non-statutory stock options, granted under the 2005 Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee's sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Code and the Exchange Act. During the life of the participant, awards can only be exercised by the participant. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2005 Plan upon the participant's death.

        CHANGE IN CONTROL. Upon the occurrence of an event constituting a change in control of the Company as defined in the 2005 Plan, all stock options will become fully vested, and all stock awards then outstanding shall vest free of restrictions.

        EFFECT OF TERMINATION OF SERVICE. Unless the Committee specifies otherwise at the time an award is granted, upon the occurrence of the participant's termination of service due to death or disability, all unvested stock options and stock awards made to the participant will become fully vested. Subject to OTS regulations and policy (or the receipt of any required waivers from the OTS), and unless the Committee specifies otherwise at the time an award is granted, in the event of normal retirement of a participant any unvested award of stock options and/or restricted stock shall become fully vested in the participant. Unless the Committee specifies otherwise, a person who is a member of the Board of Directors shall not be deemed to have retired until service as a director or director emeritus has ceased.

TAX CONSEQUENCES

        The following are the material federal tax consequences generally arising with respect to awards granted under the 2005 Plan. The grant of an option will create no tax consequences for an optionee or the Company. The optionee will have no taxable income upon exercising an incentive stock option and the Company will receive no deduction when an incentive stock option is exercised. An optionee exercising a non-statutory stock option must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise, and the Company will be entitled to a deduction for the same amount. The tax treatment for an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and whether such shares were acquired by exercising an incentive stock option or a non-statutory stock option. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired pursuant to an option, except that the Company may be entitled to a deduction if shares acquired pursuant to an incentive stock option are sold before the required holding periods have been satisfied.

        With respect to other awards granted under the 2005 Plan that are settled either in cash or in stock, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received and the Company will be entitled to a deduction for the same amount. With respect to awards that are settled in stock, the participant must recognize ordinary income equal to the fair market value of the shares received at the time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction for the same amount.

        There are five non-employee directors of the Company and 49 employees eligible to participate in the 2005 Plan.

STOCK PERFORMANCE GRAPH

        The graph below shows the cumulative total shareholder return assuming the investment of $100 on January 6, 2004 (and the reinvestment of dividends thereafter) in each of (i) the Company's Common Stock (ii) the NASDAQ Composite Index, and (iii) the SNL MHC Index (an industry index prepared by SNL Financial
LC). The Company's Common Stock was first publicly traded on January 6, 2004. The information presented below is for the period beginning with the closing price of the Company's Common Stock on January 6, 2004, its first trading day, and ending on December 31, 2004. Based upon the initial offering price of $10 per share (where $10 equals 100%), the percentage value of the Common Stock on December 31, 2004 was $12.60 or 126% of its initial public offering price.

                             CHEVIOT FINANCIAL CORP.




                              [PERFORMANCE GRAPH]



                                                             PERIOD ENDING
                                   --------------------------------------------------------------
INDEX                                01/06/04     03/31/04     06/30/04     09/30/04    12/31/04
-------------------------------------------------------------------------------------------------
Cheviot Financial Corp.               100.00       132.59       106.39       115.49      128.14
NASDAQ Composite                      100.00        97.50       100.23        92.98      106.80
SNL MHC Thrift Index                  100.00       109.03        97.30       105.36      114.35
Note: Cheviot Financial Corp. data based upon original $10.00 IPO price.
Note: NASDAQ Composite and SNL MHC Thrift Index values based upon closing values on 1/5/04.

                                  OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Directors, executive officers and greater than 10% shareholders are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) reports they file. Such reports are filed on Forms 3, 4 and 5 under the Exchange Act. Based solely on its review of the copies of such forms received by it, the Company believes that, during the period commencing January 5, 2004, the date of the Company's initial public offering, and ending December 31, 2004, all such persons complied on a timely basis with the filing requirements of Section 16(a).

SHAREHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

        Shareholder proposals intended for inclusion in next year's Proxy Statement should be sent to the Executive Secretary, Cheviot Financial Corp., 3723 Glenmore Avenue, Cheviot, Ohio 45211 and must be received by November 26, 2005. Any such proposal must comply with Rule 14a-8 promulgated by the SEC pursuant to the Exchange Act. Any shareholder who intends to propose any other matter to be acted upon at the 2006 annual meeting of shareholders without inclusion of such proposal in the Company's proxy statement must inform the Company no later than March 26, 2006. If notice is not provided by that date, the persons named in the Company's proxy for the 2006 annual meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2006 annual meeting. All shareholder proposals and notices must also meet all requirements set forth in the Company's Charter and Bylaws.

OTHER MATTERS TO COME BEFORE THE MEETING

        At the time this Proxy Statement was released for printing on March 26, 2005, the Company knew of no other matters that might be presented for action at the meeting. If any other matters properly come before the meeting, it is intended that the voting shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons voting them.

MISCELLANEOUS/FINANCIAL STATEMENTS

        The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company common stock. The Company has engaged Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies. Georgeson Shareholder Communications Inc. will receive up to $6,500 for its services, not including reimbursement for expenses incurred on behalf of the Company. No expenditures to date have been incurred. The entire expense of the solicitation is expected to be $10,000. It is expected that Georgeson Shareholder Communications Inc. will use up to three employees for this solicitation. In addition to solicitations by Georgeson Shareholder Communications Inc. and by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

ANNUAL REPORT TO SHAREHOLDERS

        The Annual Report to Shareholders for the Company for the year ended December 31, 2004, has been mailed to shareholders concurrently with this mailing of this Proxy Statement, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy solicitation materials. IF YOU WOULD LIKE AN ADDITIONAL COPY OF THE ANNUAL REPORT TO SHAREHOLDERS OR A COPY OF THE COMPANY'S FORM 10-K THAT HAS BEEN FILED WITH THE SEC, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, PLEASE WRITE TO KIMBERLY SIENER, INVESTOR RELATIONS, CHEVIOT FINANCIAL CORP., 3723 GLENMORE AVENUE, CHEVIOT, OHIO 45211, AND THE COMPANY WILL SEND COPIES OF EACH TO YOU FREE OF CHARGE. THE EXHIBITS TO THE COMPANY'S FORM 10-K WILL BE FURNISHED FOR A FEE THAT IS REASONABLY RELATED TO THE COMPANY'S EXPENSES TO FURNISH SUCH ITEMS.

PROXY STATEMENTS FOR SHAREHOLDERS SHARING THE SAME HOUSEHOLD MAILING ADDRESS

        If shareholders residing at the same household mailing address are currently receiving multiple copies of Company communications but would like to receive only one in the future, please send written notice to The Registrar and Transfer Company at the below address. In the written notice please indicate the names of all accounts in your household and The Registrar and Transfer Company will forward the appropriate forms for completion.

                  THE REGISTRAR AND TRANSFER COMPANY
                  10 COMMERCE DRIVE
                  CRANFORD, NEW JERSEY  07016-3506

        Any shareholders participating in the householding program will, however, continue to receive a separate proxy card or voting instruction card for each account.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Shareholders who wish to communicate with the Board, specified individual directors and non-management directors should send any communications to the Executive Secretary, Cheviot Financial Corp., 3723 Glenmore Avenue, Cheviot, Ohio 45211 and identify the intended recipient. All communications addressed will be forwarded to the identified person or persons.

                                          By Order of the Board of Directors

                                          /s/ James E. Williamson

                                          James E. Williamson
                                          Executive Secretary

March 26, 2005

                                                                       EXHIBIT A
                             CHEVIOT FINANCIAL CORP.
                         2005 STOCK-BASED INCENTIVE PLAN

1.      PURPOSE OF PLAN.

        The purposes of this 2005 Stock-Based Incentive Plan are to provide incentives and rewards to employees and directors who are largely responsible for the success and growth of Cheviot Financial Corp. and its Affiliates, and to assist all such entities in attracting and retaining experienced and qualified directors, executives and other key employees.

2.       DEFINITIONS.

        (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

        (b) "Award" means one or more of the following: Restricted Stock Awards, Stock Options and other types of Awards, as set forth in Section 6 of the Plan.

        (c) "Award Agreement" means the agreement between the Company or an Affiliate and a Participant evidencing an Award under the Plan.

        (d)     "Bank" means Cheviot Savings Bank, or a successor bank.

        (e) "Board of Directors" means the board of directors of the Company.

        (f)     "Change in Control" means a change in control of a nature that:

                (i)     would be required to be reported in response to Item
                        5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

                (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

                (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as: (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the

                        Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which shares of the Company are exchanged for or converted into cash or property or securities not issued by the Company pursuant to such plan of reorganization or merger; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding anything in this subsection to the contrary, a Change in Control shall not be deemed to have occurred upon the conversion of the Company's mutual holding company parent to stock form, or in connection with any reorganization used to effect such a conversion.

        (g)     "Code" means the Internal Revenue Code of 1986, as amended.

        (h) "Committee" means the committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

        (i) "Common Stock" means the common stock of the Company, par value $0.01 per share.

        (j) "Company" means Cheviot Financial Corp., the stock holding company of the Bank, and any entity that succeeds to the business of Cheviot Financial Corp.

        (k) "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently and totally disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Secretary of the Treasury may require, in accordance with Section 22(e)(3) of the Code.

        (l) "Employee" means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

        (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (n) "Exercise Price" means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

        (o) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the final sales price of the Common Stock as reported on the Nasdaq stock market (or over-the-counter market) on such date, or if the Common Stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Common Stock was traded, and without regard to after hours trading activity; provided, however, that if the Common Stock is not reported on the Nasdaq stock market (or over the counter market), Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

        (p) "Incentive Stock Option" means a Stock Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

        (q) "Non-Statutory Stock Option" means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

        (r)     "OTS" means the Office of Thrift Supervision.

        (s) "Option" or "Stock Option" means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

        (t) "Outside Director" means a member of the Board(s) of Directors of the Company or an Affiliate who is not also an Employee.

        (u) "Participant" means an Employee or Outside Director who is granted an Award pursuant to the terms of the Plan.

        (v)     "Plan" means this 2005 Stock-Based Incentive Plan.

        (w) "Reload Option" means an option to acquire shares of Common Stock equivalent to the number of shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 6.1(a)(v) of the Plan.

        (x) "Restricted Stock" means shares of Common Stock that may be granted under the Plan that are subject to forfeiture until satisfaction of the conditions of their grant.

        (y) "Restricted Stock Award" means an Award of shares of Restricted Stock granted to an individual pursuant to Section 6.1(b) of the Plan.

        (z) "Retirement" means retirement from employment with the Company or an Affiliate on or after the Employee's attainment of age 65; provided, however, that unless the Committee specifies otherwise, an Employee who is also a member of the Board of Directors, shall not be deemed to have retired until both service as an Employee and as a member of the Board of Directors has ceased. "Retirement" with respect to an Outside Director means termination of service on the board(s) of directors of the Company or any Affiliate in accordance with applicable Company policy following the provision of written notice to such board(s) of directors of the Outside Director's intention to retire. Notwithstanding the foregoing, unless the Committee specifies otherwise, a director shall not be deemed to have retired if such director becomes a director emeritus following his termination of service as a director.

        (aa) "Stock Appreciation Right" means the right, as defined in Section (b), that may be granted to a Participant in tandem with the grant of a Stock Option.

3.      ADMINISTRATION.

        (a) The Committee shall administer the Plan. The Committee shall consist of the entire Board of Directors or two or more disinterested directors of the Company who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act; and (ii) if, considered appropriate by the Board of Directors in its sole discretion, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors or the Committee may also delegate, to the extent permitted by applicable law and not inconsistent with Rule 16b-3, to one or more officers of the Company, its powers under this Plan to (a) designate the officers and employees of the Company who will receive Awards and (b) determine the number of Awards to be received by them, pursuant to a resolution that specifies the total number of rights or options that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such options or rights.

        (b)     Subject to paragraph (a) of this Section 3, the Committee shall:

                (i) select the individuals who are to receive grants of Awards under the Plan;

                (ii) determine the type, number, vesting requirements and other features and conditions of Awards made under the Plan;

                (iii) interpret the Plan and Award Agreements (as defined below); and

                (iv) make all other decisions related to the operation of the Plan.

                (v) Notwithstanding anything herein to the contrary, the following provisions shall apply to all Awards made under this Plan if required by OTS regulations: no individual officer shall be granted Awards with respect to more than 25% of the total Stock Options or more than 25% of the total Restricted Stock subject to the Plan; no Outside Director shall be granted Awards of more than 5% of the total Stock Options or 5% of the total Restricted Stock subject to the Plan; all Outside Directors in the aggregate may not be granted Awards with respect to more than 30% of the total Stock Options or 30% of the total Restricted Stock subject to the Plan; no Awards shall begin vesting earlier that one year from the date the Plan is approved by stockholders of the Company; and, no Awards shall vest at a rate in excess of 20% per year beginning one year from the date of grant.

        (c) Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an "Award Agreement"). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

                (i)     the type of Award granted;

                (ii)    the Exercise Price for any Option;

                (iii)   the number of shares or rights subject to the Award;

                (iv)    the expiration date of the Award;

                (v) the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and

                (vi) the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

        The Chairman of the Committee and such other directors and employees as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards granted under the Plan.

4.      ELIGIBILITY.

        Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to participate in the Plan.

5.      SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

        (a) SHARES AVAILABLE. Subject to the provisions of Section 0, the capital stock that may be delivered under this Plan shall be shares of the Company's Common Stock, which may be issued directly by the Company from authorized but unissued shares or treasury shares or shares purchased by the Plan in the open market.

        (b)     SHARE LIMITS. Subject to adjustments, if any, provided in
Section 0 (and except for shares awarded pursuant to the exercise of a Reload Option) the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the "Share Limit") equals 680,426 shares. The following limits also apply with respect to Awards granted under this Plan:

                (i) The maximum number of shares of Common Stock that may be delivered pursuant to Stock Options granted under this Plan is 486,018 shares. The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 486,018. For these purposes, only the net number of shares issued pursuant to the exercise of an Incentive Stock Option are counted against the maximum number of shares.

                (ii) The maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under this Plan is 194,408 shares.

        (c) REISSUE OF AWARDS AND SHARES. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any Award under the Plan, shall be available for subsequent Awards under this Plan.

        (d) RESERVATION OF SHARES; NO FRACTIONAL SHARES; MINIMUM ISSUE. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company's obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Award unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the Award.

6.      AWARDS.

        The Committee shall determine the type or types of Award(s) to be made to each selected eligible individual. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of Awards that may be granted under this Plan are:

        (a) STOCK OPTIONS. The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

                (i) EXERCISE PRICE. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

                (ii) TERMS OF OPTIONS. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

                (iii) NON-TRANSFERABILITY. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6(a), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

                        (1) to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

                        (2) for no consideration to: (a) any member of the individual's Immediate Family; (b) a trust solely for the benefit of members of the individual's Immediate Family; (c) any partnership whose only partners are members of the individual's Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual's Immediate Family.

                        (3) For purposes of this Section, "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

                (iv) SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock
                        Options:

                        (1) If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a "10% Owner"), the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

                        (2) An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

                        (3) To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year under the Plan or any other stock option plan of the Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Incentive Stock Options in excess of the $100,000 limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

                        (4) Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

        (b) STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is the right to receive a payment in Common Stock equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over the Fair Market Value of the Common Stock on the date of grant of the Stock Appreciation Right as set forth in the applicable award agreement. No Stock Appreciation Right shall be granted unless
(i) the Common Stock is publicly traded, (ii) the Stock Appreciation Right is settled solely in publicly traded Common Stock of the Company and (iii) there is no opportunity to further defer the income received on the exercise of the Stock Appreciation Right.

        (c) RELOAD OPTIONS. Simultaneously with the grant of any Option to a Participant, the Committee may grant the Participant the right to receive a Reload Option with respect to all or some of the shares covered by such Option. The right to receive a Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock; provided, however, that the right (if any) to receive a Reload Option upon the exercise of an Option shall expire upon the termination of employment or service. The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option or to replace Common Stock withheld by the Bank for payment of a Participant's withholding tax under Section 10(e). A Reload Option is subject to all of the same terms and conditions as the original

Option, including the remaining Option exercise term, except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised, (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised, and (iii) a Reload Option issued on the exercise of an Incentive Stock Option may be an Incentive Stock Option or a Non-statutory Stock Option, subject to the application of the limitation set forth in Code Section 422(d). Once a Reload Option is issued on the exercise of an Option, no further reload will be permitted on the exercise of such Reload Option.

        (d) RESTRICTED STOCK AWARDS. The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

                (i) GRANTS OF STOCK. Restricted Stock Awards may only be granted in whole shares of Common Stock.

                (ii) NON-TRANSFERABILITY. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

                        (1) The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                        (2) Unless otherwise determined by the Committee, and except in the event of the Participant's death or pursuant to a qualified domestic relations order, a Restricted Stock Award grant is not transferable and may be earned only by the individual to whom it is granted during his or her lifetime. Upon the death of a Participant, a Restricted Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

                        (3) If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

                (iii) ISSUANCE OF CERTIFICATES. The Company shall cause to be issued a stock certificate evidencing such shares, registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each stock certificate shall bear the following legend:

                            "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Cheviot Financial Corp. 2005 Stock-Based Incentive Plan and the related Award Agreement entered into between the registered owner of such shares and Cheviot Financial Corp. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Cheviot Financial Corp.

                        This legend shall not be removed until the individual becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 0(d) shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

                (iv) TREATMENT OF DIVIDENDS. Participants are entitled to all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award, from and after the date such shares are awarded or from and after such later date as may be specified by the Committee in the Award Agreement, and the Participant shall not be required to return any such dividends or other distributions to the Company in the event of forfeiture of the Restricted Stock Award.

                (v) VOTING OF RESTRICTED STOCK AWARDS. Participants who are granted Restricted Stock Awards may vote all unvested shares of Common Stock subject to their Restricted Stock Awards.

7.      PAYMENTS; CONSIDERATION FOR AWARDS.

        (a) PAYMENTS. Payment by the Company or the Bank for Awards may be made in the form of cash, Common Stock, or combinations thereof as the Committee shall determine, subject to Section 0 hereof, and with such restrictions as it may impose.

        (b) CONSIDERATION FOR AWARDS. The Exercise Price for any Award granted under this Plan or the Common Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

                (i) cash, check payable to the order of the Company, or electronic funds transfer;

                (ii)    the delivery of previously owned shares of Common Stock;

                (iii) reduction in the number of shares otherwise deliverable pursuant to the Award; or

                (iv) subject to such procedures as the Committee may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of Awards.

        In no event shall any shares newly issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Committee, any shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under Section (e), or until any other conditions applicable to exercise or purchase have been satisfied. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time eliminate or limit a Participant's ability to pay the purchase or Exercise Price of any Award or shares by any method other than cash payment to the Company.

8.      EFFECT OF TERMINATION OF SERVICE ON AWARDS.

        (a) GENERAL. The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of termination and type of Award. Unless the Committee shall specifically state otherwise at the time an Award is granted, all Awards to an Employee or Outside Director shall vest immediately upon such individual's death, Disability or Retirement.

        (b) EVENTS NOT DEEMED TERMINATIONS OF EMPLOYMENT OR SERVICE. Unless Company policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

        (c) EFFECT OF CHANGE OF AFFILIATE STATUS. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate's change in status.

9.      ADJUSTMENTS; ACCELERATION UPON A CHANGE IN CONTROL.

        (a) ADJUSTMENTS. Upon, or in contemplation of, any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall, in such manner, to such extent (if any) and at such times as it deems appropriate and equitable under the circumstances:

                (i) proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding

                        Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

                (ii) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

        (b) The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may not make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

        (c) Upon any of the events set forth in Section 0(a), the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 0(a)(i) above shall nevertheless be made.

        (d) AUTOMATIC ACCELERATION OF AWARDS. Upon a Change in Control of the Company, each Option then outstanding shall become fully vested and all Restricted Stock Awards then outstanding shall fully vest free of restrictions.

10.     MISCELLANEOUS PROVISIONS.

        (a) COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of securities law counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

        (b) CLAIMS. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

        (c) NO EMPLOYMENT/SERVICE CONTRACT. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee's status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant's compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 0(c), however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

        (d) PLAN NOT FUNDED. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

        (e) TAX WITHHOLDING. Upon any exercise, vesting, or payment of any Award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right, at its option, to:

                (i) require the Participant (or the Participant's personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

                (ii) deduct from any amount otherwise payable in cash to the Participant (or the Participant's personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment.

        In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion (subject to Section 9.1) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price, in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Company may, with the Committee's approval, accept one or more promissory notes from any Participant in connection with taxes required to be withheld upon the exercise, vesting or payment of any Award under this Plan; provided, however, that any such note shall be subject to terms and conditions established by the Committee and the requirements of applicable law.

        (f) EFFECTIVE DATE, TERMINATION AND SUSPENSION, AMENDMENTS. This Plan is effective upon receipt of shareholder approval. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the effective date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

                (i) TERMINATION; AMENDMENT. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no amendment may have the effect of repricing Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

                (ii) STOCKHOLDER APPROVAL. Any amendment to this Plan shall be subject to stockholder approval to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board.

                (iii) LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 0 shall not be deemed to constitute changes or amendments for purposes of this Section 0(f).

        (g) GOVERNING LAW; COMPLIANCE WITH REGULATIONS; CONSTRUCTION; SEVERABILITY.

                (i) GOVERNING LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Ohio, except to the extent that federal law shall apply.

                (ii) FEDERAL REGULATIONS. This Plan is subject to the requirements of 12 C.F.R. Part 575. Notwithstanding any other provision in this Plan, no shares of Common Stock shall be issued with respect to any Award to the extent that such issuance would cause the Company's mutual holding company to fail to qualify as a mutual holding company under applicable federal regulations.

                (iii) SEVERABILITY. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

                (iv) PLAN CONSTRUCTION; RULE 16B-3. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

        (h) CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

        (i) NON-EXCLUSIVITY OF PLAN. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

        IN WITNESS WHEREOF, Cheviot Financial Corp. has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested as of the __________ day of ___________________, 2005.


Date Approved by Stockholders:___________________________

Effective Date:__________________________________


ATTEST:                                     CHEVIOT FINANCIAL CORP.



__________________________                  ____________________________________

Secretary

                                 REVOCABLE PROXY

                             CHEVIOT FINANCIAL CORP.
                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 26, 2005


        The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of Cheviot Financial Corp. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Annual Meeting") to be held at the Company's main office at 3723 Glenmore Avenue, Cheviot, Ohio 45211, on April 26, 2005, at 3:00 p.m., Eastern Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                FOR        WITHHELD

1.      The election as Directors of the nominees               [ ]           [ ]
        listed below each to serve for a three-year
        term.

        John T. Smith
        Robert Thomas

        INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

        __________________________________

        __________________________________

                                                                FOR         WITHHELD        ABSTAIN
2.      The ratification of the appointment of Grant            [ ]           [ ]             [ ]
        Thornton LLP as the Company's independent auditor
        for the fiscal year ending December 31, 2005.
                                                                FOR         WITHHELD        ABSTAIN
3.      To approve the 2005 Stock-Based Incentive Plan          [ ]           [ ]             [ ]

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

        THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEE STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 26, 2005 and audited financial statements.

Dated: ___________________________               [ ]  Check Box if You Plan
                                                      to Attend Annual Meeting


_________________________________             _________________________________
PRINT NAME OF SHAREHOLDER                     PRINT NAME OF SHAREHOLDER



_________________________________             _________________________________
SIGNATURE OF SHAREHOLDER                      SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.